SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 23, 2003.

BioTime, Inc.

(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	1-12830 (Commission File Number)	94-3127919 (IRS Employer Identification No.)

935 Pardee Street
Berkeley, California 94710
(Address of principal executive offices)

(510) 845-9535
(Registrant’s telephone number, including area code)

     Statements made in this Report that are not historical facts may constitute forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those discussed. Such risks and uncertainties include but are not limited to those discussed in this report and in BioTime’s Annual Report on Form 10-K filed with the Securities and Exchange Commission. Words such as “expects,” “may,” “will,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and similar expressions identify forward-looking statements.

Item 5. Other Events and Regulation FD Disclosure.

     On June 23, 3003, BioTime Inc.’s co-founder, Chairman and Chief Executive Officer, Paul E. Segall passed away.

     Further information is incorporated by reference to Exhibit 99.1 and Exhibit 99.2.

Item 7. Financial Statements and Exhibits

(c)  Exhibits.

Exhibit
Numbers	Description

99.1	Press Release dated June 23, 2003
99.2	Press Release dated June 26, 2003

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOTIME, INC.

Date: June 26, 2003	By	/s/ Steven A. Seinberg Chief Financial Officer

Exhibit
Numbers	Description

99.1	Press Release dated June 23, 2003
99.2	Press Release dated June 26, 2003

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